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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

      Date of Report  (Date of earliest event reported) November 30, 2001
                                                        -----------------

                         Dynamic Health Products, Inc.
                         -----------------------------
             (Exact name of registrant as specified in its charter)

Florida                                  0-23031                    34-1711778
-------                                  -------                   -----------
(State or other jurisdiction of       (File Number)           (I.R.S. Employer
incorporation)                                             Identification No.)

6925 112/th/ Circle North, Suite 101
Largo,  Florida                                                          33773
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(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code:  727-456-2200
                                                           -------------
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Effective November 30, 2001, Dynamic Health Products, Inc. ("the Company"), a Florida corporation, sold all of the issued and outstanding shares of capital stock of Dynamic Life Korea, Ltd. ("DLK"), a wholly-owned foreign subsidiary of the Company, to the General Director of DLK, Mr. Y.J. Lee of Seoul, South Korea, for a total sales price of $1,000,000 U.S. Dollars. The sales price was based upon the estimated value of DLK and was approved by unanimous vote of the Board of Directors of the Company.

     The sale was accomplished in accordance with the terms of a Stock Purchase Agreement dated November 16, 2001, by and between Mr. Y.J. Lee and the Company. Payment was in the form of a promissory note in the principal amount of $1,000,000 U.S. Dollars. The note bears interest at 8.5% per annum. Principal and interest are payable monthly in the amount of $27,777.77 per month for 36 months, commencing from the earlier of the time DLK starts making a profit or twelve months from November 16, 2001, with the balance of any unpaid principal
and interest being paid in full on or before December 31, 2004.    The note is
secured by the business assets of DLK.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

         As of the date of the filing of this current report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than 60 days after the date that this Form 8-K was required to be filed.

(c) Exhibits in accordance with the provisions of Item 601 of Regulation S-K:
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Exhibits
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2     Stock Purchase Agreement dated November 16, 2001, fully executed on
      November 30, 2001, by and among Dynamic Health Products, Inc. and its foreign subsidiary, Dynamic Life Korea, Ltd., and Mr. Y.J. Lee.

99 Audited Financial Statements of Dynamic Health Products, Inc. as of March 31, 2001.(1)

_____________

     (1) Incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001, file number 0-23031, filed in Washington, D.C. on July 16, 2001.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                       DYNAMIC HEALTH PRODUCTS, INC.


Date:  December 11, 2001               /s/ Mandeep K. Taneja
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                                       Mandeep K. Taneja, President